NYDOCS03/521201

Fourth Amended and Restated Credit Agreement (364-Day Facility)



               FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
                              (364-DAY FACILITY)

                          Dated as of April 27, 2000

            UNITED PARCEL SERVICE OF AMERICA, INC., a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders (collectively, the "Initial Lenders") party hereto, Citibank, N.A., as administrative agent (together with any successor thereto appointed pursuant to Article VII of the Existing Credit Agreement referred to below, in such capacity, the "Administrative Agent") and as syndication agent (in such capacity, the "Syndication Agent") for the Lenders (as defined in the Existing Credit Agreement referred to below), Bank of America, N.A., as documentation agent (in such capacity, the "Documentation Agent") for such Lenders, and Salomon Smith Barney Inc. and Banc of America Securities LLC, as co-arrangers (in such capacity, the "Co-Arrangers") under the Loan Documents (as defined in the Existing Credit Agreement described below), hereby agree as follows:

                            PRELIMINARY STATEMENTS

            (1) The  Borrower is party to a Third  Amended and  Restated  Credit
Agreement (364-Day Facility) dated as of April 29, 1999 (as amended, supplemented or otherwise modified from time to time to, but not including, the date hereof, the "Existing Credit Agreement") with the banks, financial institutions and other institutional lenders party thereto (the "Existing Lenders"), Citibank, N.A., as Administrative Agent and Syndication Agent for the Existing Lenders, and Salomon Smith Barney Inc. and NationsBanc Montgomery Securities, LLC, as Co-Arrangers for the Existing Lenders. Capitalized terms not otherwise defined in this Fourth Amended and Restated Credit Agreement (364-Day Facility) (the "Amendment and Restatement") shall have the same meanings as specified in the Existing Credit Agreement.

            (2) The Borrower has requested that the Lenders agree to extend credit to it from time to time in an aggregate principal amount of up to $ 1,250,000,000 for general corporate purposes of the Borrower and its Subsidiaries not otherwise prohibited under the terms of this Amendment and Restatement. The Lenders have indicated their willingness to agree to extend credit to the Borrower from time to time in such amount on the terms and conditions of this Amendment and Restatement.

            (3) The parties to this Amendment and Restatement desire to amend the Existing Credit Agreement as set forth herein and to restate the Existing Credit Agreement in its entirety to read as set forth in the Existing Credit Agreement with the following amendments.

            SECTION 1. Amendments to the Existing Credit Agreement. Effective as of the date of this Amendment and Restatement and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof:


            (a)   Section  1.01  of  the  Existing  Credit   Agreement  is
hereby amended by (i) deleting the definitions of "BARS", "Citicorp Securities", "Existing Credit Facilities", "Information Memorandum", and "Termination Date" set forth therein and (ii) replacing them with the following new definitions:

            "Banc of America Securities LLC" has the meaning specified in the recital of parties to this Agreement.

            "Existing Credit Facilities" means the credit facilities provided pursuant to (a) the Existing Credit Agreement, and (b) the Amended and Restated Credit Agreement (Five-Year Facility) dated as of April 30,1998, as amended, supplemented or otherwise modified from time to time prior to the date hereof, among the Borrower, the banks, financial institutions and other institutional lenders parties thereto, Citibank, as administrative agent, Bank of America, NT & SA., as documentation agent, and Citicorp Securities, Inc. and BancAmerica Robertson Stephens, as co-arrangers thereunder.

            "Information Memorandum" means the information memorandum dated April 2000 and used by the Agents and the Co-Arrangers in connection with the syndication of the Commitments.

            "Parent"  means  United  Parcel  Service,   Inc.,  a  Delaware
corporation, which owns 100%  of capital stock of the Borrower.

            "Salomon  Smith Barney Inc." has the meaning  specified in the
recital of parties to this    Agreement.

            "Termination Date" means the earlier of (i) April 26, 2001 or, if extended pursuant to Section 2.16(a), the date that is 364 days after the Termination Date then in effect, and (ii) the date of termination in whole of the Commitments pursuant to Section 2.05 or 6.01.

            (b) Section 2.14 of the Existing Credit Agreement is amended by adding the phrase "measured by income" immediately after the phrase "and franchise taxes" in the fifth and eighth lines thereof.

            (c) Section 4.01(e) of the Existing Credit Agreement is amended in full to read as follows:

                  "(e) The Consolidated balance sheet of the Parent and its Subsidiaries as at December 31, 1999, and the related Consolidated statements of income and cash flows of the Parent and its Subsidiaries for the Fiscal Year then ended, all audited and certified by Deloitte & Touche LLP, independent public accountants, copies of which have been furnished to each Lender, fairly present the Consolidated financial condition of the Parent and its Subsidiaries at such dates and the Consolidated results of the operations of the Parent and its Subsidiaries for the periods ended on such dates, all in accordance with GAAP consistently applied. Such balance sheets and the notes thereto disclose all material liabilities, direct or contingent, of the Parent and its Subsidiaries on a Consolidated basis as of the dates thereof."

            (e) Section 4.01(f) of the Existing Credit Agreement is amended by replacing the words "December 31, 1998" with the words "December 31, 1999."

            (f) Section 4.01 of the Existing Credit Agreement is amended by deleting Section 4.01(q) in its entirety.

            (g) Section 5.01(h)(i) is amended in full to read as follows:

                  "(i) within 120 days after the end of each Fiscal Year of the Parent, Consolidated balance sheets of the Parent and its
Subsidiaries showing the financial condition of the Parent and its Subsidiaries as of the close of such Fiscal Year and the related statements of Consolidated income and statements of Consolidated cash flow as of and for such Fiscal Year, all such Consolidated financial statements of the Parent and its Subsidiaries to be reported on by Deloitte & Touche or other independent accountants acceptable to the Required Lenders, and to be in form reasonably acceptable to the Required Lenders;"

            (h) Schedule I to the Existing Credit Agreement is deleted in its entirety and replaced with Schedule I to this Amendment and Restatement.

            SECTION 2. Conditions of Effectiveness of this Amendment and Restatement. This Amendment and Restatement shall become effective as of the date first above written (the "Restatement Effective Date") when and only if:

            (a) The Administrative Agent shall have received counterparts of this Amendment and Restatement executed by the Borrower and all of the Initial Lenders or, as to any of the Initial Lenders, advice satisfactory to the Administrative Agent that such Initial Lender has executed this Amendment and Restatement.

            (b) The Administrative Agent shall have received on or before the Restatement Effective Date the following, each dated such date and (unless otherwise specified below) in form and substance satisfactory to the Administrative Agent and (except for the Revolving Credit Notes) in sufficient copies for each Initial Lender:

                  (i) The new Revolving  Credit Notes issued in connection  with this Amendment and Restatement to the order of each of the Lenders which has a Commitment in a different amount from that, if any, with respect to the Existing Credit Agreement.

                  (ii) A certificate of the Secretary or an Assistant  Secretary of the Borrower certifying (A) that there are no amendments to the charter of the Borrower since the Effective Date of the Existing Credit Agreement and (B) the names and true signatures of the officers of the Borrower authorized to sign this Amendment and Restatement and the Notes, if any, and the other documents to be delivered hereunder by the Borrower.

                  (iii) A favorable opinion of King & Spalding,  counsel for the
            Borrower, in substantially the form of Exhibit G to the Existing Credit Agreement, but with such modifications as are required to address the Existing Credit Agreement, as amended by this Amendment and Restatement, in each such case in form and substance reasonably satisfactory to the Initial Lenders.

                  (iv) A favorable  opinion of Shearman & Sterling,  counsel for
            the   Administrative   Agent,  in  form  and  substance   reasonably
            satisfactory to the Administrative Agent.

            (c) The representations and warranties contained in Section 4.01 of the Existing Credit Agreement shall be correct on and as of the Restatement Effective Date, before and after giving effect to the Restatement Effective Date, as though made on and as of such date.

            (d) No event shall have occurred and be continuing, or shall occur as a result of the occurrence of the Restatement Effective Date, that constitutes a Default.

            SECTION 3. Reference to and Effect on the Existing Credit Agreement and the Notes. (a) On and after the effectiveness of this Amendment and Restatement, each reference in the Existing Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Existing Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended by this Amendment and Restatement.

            (b) The Existing Credit Agreement and the Notes, as specifically amended by this Amendment and Restatement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

            (c) Without limiting any of the other provisions of the Existing Credit Agreement, as amended by this Amendment and Restatement, any references in the Existing Credit Agreement to the phrases "on the date hereof", "on the date of this Agreement" or words of similar import shall mean and be a reference to the date of the Existing Credit Agreement (which is April 29, 1999).

            SECTION 4. Costs and Expenses.  The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and Restatement, the Notes and the other documents to be delivered hereunder (including, without limitation, the reasonable and documented fees and expenses of counsel for the Administrative Agent with respect hereto and thereto) in accordance with the terms of Section
8.04 of the Existing Credit Agreement.

            SECTION 5. Execution in Counterparts. This Amendment and Restatement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Restatement by telecopier shall be effective as delivery of an original executed counterpart of such signature page.

            SECTION 6. Governing Law. This Amendment and Restatement shall be governed by, and construed in accordance with, the laws of the State of New York.

NYDOCS03/521201

Fourth Amended and Restated Credit Agreement (364-Day Facility)


            IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              THE BORROWER

                                 UNITED PARCEL SERVICE OF AMERICA, INC.,
                                    as Borrower

                                 By

                                      Name:

                                     Title:

                              THE AGENTS

                                 CITIBANK, N.A.,
                                    as     Administrative     Agent    and
Syndication Agent

                                 By

                                      Name:

                                     Title:

                                 BANK OF AMERICA, N.A.,
                             as Documentation Agent

                                 By
                                    Name:
                                    Title:

NYDOCS03/521201

Fourth Amended and Restated Credit Agreement (364-Day Facility)


                                 SALOMON SMITH BARNEY INC.,
                                    as Co-Arranger

                                 By

                                      Name:

                                     Title:

                                 BANC OF AMERICA SECURITIES LLC,
                                    as Co-Arranger

                                 By
                                    Name:
                                    Title:



                            FIRST UNION NATIONAL BANK

                                    as Co-Agent

                                 By
                                 Name:
                                 Title:


                                 WACHOVIA BANK, N.A.
                                    as Co-Agent

                                 By_____________________________________________
                                 Name:
                                 Title:


                                 ROYAL BANK OF CANADA
                                    as Co-Agent

                                 By_____________________________________________
                                 Name:
                                 Title:

NYDOCS03/521201

Fourth Amended and Restated Credit Agreement (364-Day Facility)




                            THE CHASE MANHATTAN BANK

                                    as Co-Agent

                                 By_____________________________________________
                                 Name
                                 Title:





NYDOCS03/521201

Fourth Amended and Restated Credit Agreement (364-Day Facility)


                              THE INITIAL LENDERS

                                 CITIBANK, N.A.


                                 By

                                 ----------------------------------------------
                                      Name:
                                      Title:


NYDOCS03/521201

Fourth Amended and Restated Credit Agreement (364-Day Facility)



                                 BANK OF AMERICA, N.A.


                                 By

                                                                   Name:
                                 ---------------------------
                                      Title:




NYDOCS03/521201

Fourth Amended and Restated Credit Agreement (364-Day Facility)



                            FIRST UNION NATIONAL BANK

                                 By

                                                                  Name:
                                 ---------------------------
                                      Title:




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Fourth Amended and Restated Credit Agreement (364-Day Facility)




                         PNC BANK, NATIONAL ASSOCIATION

                                 By

                                                                  Name:
                                 ---------------------------
                                      Title:



NYDOCS03/521201

Fourth Amended and Restated Credit Agreement (364-Day Facility)




                                 ROYAL BANK OF CANADA


                                 By

                                                                  Name:
                                 ---------------------------
                                      Title:




NYDOCS03/521201

Fourth Amended and Restated Credit Agreement (364-Day Facility)




                            THE CHASE MANHATTAN BANK

                                 By

                                      Name:
                                      Title:



NYDOCS03/521201

Fourth Amended and Restated Credit Agreement (364-Day Facility)




                           CREDIT SUISSE FIRST BOSTON

                                 By

                                      Name:
                                      Title:


                                 By

                                      Name:
                                      Title:



NYDOCS03/521201

Fourth Amended and Restated Credit Agreement (364-Day Facility)




                         DRESDNER BANK AG, NEW YORK AND
                              GRAND CAYMAN BRANCHES

                                 By

                                      Name:
                                      Title:




NYDOCS03/521201

Fourth Amended and Restated Credit Agreement (364-Day Facility)




                          MORGAN GUARANTY TRUST COMPANY

                                   OF NEW YORK

                                 By

                                      Name:
                                      Title:




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Fourth Amended and Restated Credit Agreement (364-Day Facility)



                                 WELLS FARGO BANK, N.A.


                                 By

                                      Name:
                                      Title:



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Fourth Amended and Restated Credit Agreement (364-Day Facility)



                                 WACHOVIA BANK, N.A.


                                 By

                                      Name:
                                      Title:


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Fourth Amended and Restated Credit Agreement (364-Day Facility)




                                 ABN AMRO BANK N.V.


                                 By

                                      Name:
                                      Title:


                                 By

                                      Name:
                                      Title:



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Fourth Amended and Restated Credit Agreement (364-Day Facility)




                                 BARCLAYS BANK PLC


                                 By

                                      Name:
                                      Title:





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Fourth Amended and Restated Credit Agreement (364-Day Facility)




                                 THE FUJI BANK, LTD-- NEW YORK BRANCH


                                 By

                                      Name:
                                      Title:





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Fourth Amended and Restated Credit Agreement (364-Day Facility)




                                 STATE STREET BANK AND TRUST COMPANY


                                 By

                                      Name:
                                      Title:



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                                 BANK ONE, NA


                                 By

                                      Name:
                                      Title:



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Fourth Amended and Restated Credit Agreement (364-Day Facility)



                             MERRILL LYNCH BANK USA

                                 By

                                      Name:
                                      Title:



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Fourth Amended and Restated Credit Agreement (364-Day Facility)




                                 SAN PAOLO IMI BANK


                                 By

                                      Name:
                                      Title:


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Fourth Amended and Restated Credit Agreement (364-Day Facility)




                             STANDARD CHARTERED BANK

                                 By

                                      Name:
                                      Title:




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Fourth Amended and Restated Credit Agreement (364-Day Facility)



                                 MELLON BANK


                                 By

                                      Name:
                                      Title:



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Fourth Amended and Restated Credit Agreement (364-Day Facility)




                             UBS AG, STAMFORD BRANCH

                                 By

                                      Name:
                                      Title:

                                 By

                                      Name:
                                      Title:



NYDOCS03/521201

Fourth Amended and Restated Credit Agreement (364-Day Facility)




                                 BANCA COMMERCIALE ITALIANA,
                                 NEW YORK BRANCH

                                 By
                                      Name:
                                      Title:



                                 By
                                      Name:
                                      Title:

               SCHEDULE I TO THE AMENDMENT AND RESTATEMENT

                COMMITMENTS AND APPLICABLE LENDING OFFICES

------------------ -------------- ----------------------- ----------------------

 Name of Lender      Commitment     Domestic Lending        Eurodollar Lending
                                          Office                  Office

------------------ -------------- ----------------------- ----------------------
------------------ -------------- ----------------------- ----------------------

Citibank, N.A.     $ 162,500,000  Citibank, N.A.          Citibank, N.A.
                                  2 Penns Way Suite 200   2 Penns Way Suite 200
                                  New Castle, DE 19720    New Castle, DE 19720
                                  Attn: Pat Dimery        Attn: Pat Dimery
                                  T: (302) 894-6023       T: (302) 894-6023
                                  F: (302) 894-6120       F: (302) 894-6120
------------------ -------------- ----------------------- ----------------------
------------------ -------------- ----------------------- ----------------------

Bank of America,   $ 137,500,000  Bank of America         Bank of America
N.A.                              231 S. La Salle Street  231 S. La Salle Street
                                  Chicago, IL 60697       Chicago, IL 60697
                                  Attn: Sharon            Attn: Sharon
                                  Burks-Horos             Burks-Horos
                                  T: (312) 828-2149       T: (312) 828-2149
                                  F: (312) 974-1997       F: (312) 974-1997
------------------ -------------- ----------------------- ----------------------
------------------ -------------- ----------------------- ----------------------

The Chase          $ 100,000,000  The Chase Manhattan     The Chase Manhattan
Manhattan Bank                    Bank                    Bank
                                  1 Chase Manhattan      1 Chase Manhattan Plaza
                                  Plaza                   8th Floor
                                  8th Floor               New York, NY  10081
                                  New York, NY  10081     Attn:  May Fong
                                  Attn:  May Fong         T:  (212) 552-7314
                                  T:  (212) 552-7314      F:  (212) 552-5650
                                  F:  (212) 552-5650
------------------ -------------- ----------------------- ----------------------
------------------ -------------- ----------------------- ----------------------

First Union        $ 100,000,000  First Union National    First Union National
National Bank                     Bank                    Bank
                                  214 Hogan Street        214 Hogan Street
                                  Attn:  PTC FL0070       Attn:  PTC FL0070
                                  Jacksonville, FL        Jacksonville, FL
                                  32231-4142              32231-4142
                                  Attn:  Cindy Petry      Attn:  Cindy Petry
                                  T:  (904) 489-6095      T:  (904) 489-6095
                                  F:  (904) 489-1010      F:  (904) 489-1010
------------------ -------------- ----------------------- ----------------------
------------------ -------------- ----------------------- ----------------------

Royal Bank of      $ 100,000,000  Royal Bank of Canada,   Royal Bank of Canada,
Canada                            New York Branch         New York Branch
                                  One Liberty Plaza,      One Liberty Plaza, 4th
                                  4th Floor               Floor
                                  New York, NY           New York, NY 10006-1404
                                  10006-1404              Attn: Manager, Loans
                                  Attn: Manager, Loans    Administration
                                  Administration          T: (212) 428-6322
                                  T: (212) 428-6322       F: (212) 428-2372
                                  F: (212) 428-2372
------------------ -------------- ----------------------- ----------------------
------------------ -------------- ----------------------- ----------------------

Wachovia Bank,     $ 100,000,000  Wachovia Bank, N.A.     Wachovia Bank, N.A.
N.A.                              191 Peachtree Street,   191 Peachtree Street,
                                  N.E.                    N.E.
                                  MC: GA3940              MC: GA3940
                                  Atlanta, GA 30303       Atlanta, GA 30303
                                  Attn: Karen McClain     Attn: Karen McClain
                                  T: (404) 332-6555       T: (404) 332-6555
                                  F: (404) 332-5016       F: (404) 332-5016
------------------ -------------- ----------------------- ----------------------
------------------ -------------- ----------------------- ----------------------

Bank One, NA       $ 50,000,000   Bank One, NA            Bank One, NA
                                  1 Bank One Plaza        1 Bank One Plaza
                                  Chicago, IL 60670       Chicago, IL 60670
                                  Attn: Greg Sjullie      Attn: Greg Sjullie
                                  T: (312) 732-8872       T: (312) 732-8872
                                  F: (312) 732-3885       F: (312) 732-3885
------------------ -------------- ----------------------- ----------------------
------------------ -------------- ----------------------- ----------------------

Credit Suisse      $ 50,000,000   Credit Suisse First     Credit Suisse First
First Boston                      Boston                  Boston
                                  11 Madison Avenue       11 Madison Aveune
                                  New York, NY            New York, NY
                                  10010-3629              10010-3629
                                  Attn:  Robert Finney    Attn:  Robert Finney
                                  T:  (212) 325-9038      T:  (212) 325-9038
                                  F:  (212) 325-8319      F:  (212) 325-8319
------------------ -------------- ----------------------- ----------------------
------------------ -------------- ----------------------- ----------------------

Dresdner Bank      $ 50,000,000   Dresdner Bank           Dresdner Bank
AG, New York and                  75 Wall Street          75 Wall Street
Grand Cayman                      New York, NY 10005      New York, NY 10005
Branches                          Attn: Ken Hamilton      Attn: Ken Hamilton
                                  T: (212) 429-3201       T: (212) 429-3201
                                  F: (212) 429-2524       F: (212) 429-2524
------------------ -------------- ----------------------- ----------------------
------------------ -------------- ----------------------- ----------------------

Morgan Guaranty    $ 50,000,000   Morgan Guaranty Trust   Morgan Guaranty Trust
Trust Company of                  Company of New York     Company of New York
New York                          60 Wall Street          60 Wall Street
                                  New York, NY           New York, NY 10260-0060
                                  10260-0060              Attn: Mike Lobdell
                                  Attn: Mike Lobdell      T: (212) 648-7642
                                  T: (212) 648-7642       F: (212) 648-5895
                                  F: (212) 648-5895
------------------ -------------- ----------------------- ----------------------
------------------ -------------- ----------------------- ----------------------

Mellon Bank        $ 50,000,000   Mellon Bank             Mellon Bank
                                  One Mellon Bank Center  One Mellon Bank Center
                                  Pittsburgh, PA          Pittsburgh, PA
                                  15258-0001              15258-0001
                                  Attn: Daniel Lenckos    Attn: Daniel Lenckos
                                  T: (412) 234-0733       T: (412) 234-0733
                                  F: (412) 236-1914       F: (412) 236-1914
------------------ -------------- ----------------------- ----------------------
------------------ -------------- ----------------------- ----------------------

PNC Bank, N.A.     $ 50,000,000   PNC Bank, N.A.          PNC Bank, N.A.
                                  One PNC Plaza           One PNC Plaza
                                  249 Fifth Avenue        249 Fifth Avenue
                                  Pittsburgh, PA 15222    Pittsburgh, PA 15222
                                  Attn: Marc Kennedy      Attn: Marc Kennedy
                                  T: (412) 762-6547       T: (412) 762-6547
                                  F: (412) 762-6484       F: (412) 762-6484
------------------ -------------- ----------------------- ----------------------
------------------ -------------- ----------------------- ----------------------

ABN AMRO Bank,     $ 25,000,000   ABN AMRO Bank N.V.      ABN AMRO Bank N.V.
N.V.                              208 South LaSalle       208 South LaSalle St.,
                                  St., Suite 1500         Suite 1500
                                  Chicago, IL 60604-1003  Chicago, IL 60604-1003
                                  Attn: Loan              Attn: Loan
                                  Administration          Administration
                                  T: (312) 992-5160       T: (312) 992-5160
                                  F: (312) 992-5155       F: (312) 992-5155
------------------ -------------- ----------------------- ----------------------
------------------ -------------- ----------------------- ----------------------

Banca              $ 25,000,000   Banca Commerciale       Banca Commerciale
Commerciale                       Italiana                Italiana
Italiana, New                     One William Street      One William Street
York                              New York, NY 10004      New York, NY 10004
                                  Attn: John Michalisin   Attn: John Michalisin
                                  T: (212) 607-3918       T: (212) 607-3918
                                  F: (212) 809-2124       F: (212) 809-2124
------------------ -------------- ----------------------- ----------------------
------------------ -------------- ----------------------- ----------------------

Barclays Bank PLC  $ 25,000,000   Barclays Bank PLC       Barclays Bank PLC
                                  222 Broadway            222 Broadway
                                  New York, NY  10038     New York, NY  10038
                                  Attn: Christina         Attn: Christina
                                  Challenger-Batiz        Challenger-Batiz
                                  T:  (212) 412-3701      T:  (212) 412-3701
                                  F:  (212) 412-5306      F:  (212) 412-5306
------------------ -------------- ----------------------- ----------------------
------------------ -------------- ----------------------- ----------------------

The Fuji Bank,     $ 25,000,000   The Fuji Bank, Ltd. -   The Fuji Bank, Ltd. -
Ltd. - New York                   New York Branch         New York Branch
Branch                            Two World Trade Center  Two World Trade Center
                                  New York, NY           New York, NY 10048-0042
                                  10048-0042              Attn: Chigosa Tada
                                  Attn: Chigosa Tada      T:  (212) 898-2067
                                  T:  (212) 898-2067      F:  (212) 912-0516
                                  F:  (212) 912-0516
------------------ -------------- ----------------------- ----------------------
------------------ -------------- ----------------------- ----------------------

Merrill Lynch      $ 25,000,000   Merrill Lynch           Merrill Lynch
Bank USA                          World Financial Center  World Financial Center
                                  New York, NY           New York, NY 10281-1307
                                  10281-1307              Attn: Wylie Collins
                                  Attn: Wylie Collins     T: (212) 449-4913
                                  T: (212) 449-4913       F: (212) 449-2760
                                  F: (212) 449-2760
------------------ -------------- ----------------------- ----------------------
------------------ -------------- ----------------------- ----------------------

San Paolo IMI      $ 25,000,000   San Paolo IMI Bank      San Paolo IMI Bank
Bank                              245 Park Avenue         245 Park Avenue
                                  New York, NY 10167      New York, NY 10167
                                  Attn: Glen Binder       Attn: Glen Binder
                                  T: (212) 692-3016       T: (212) 692-3016
                                  F: (212) 692-3178       F: (212) 692-3178
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Standard           $ 25,000,000   Standard Chartered     Standard Chartered Bank
Chartered Bank                    Bank                    7 World Trade Center
                                  7 World Trade Center    New York, NY 10167
                                  New York, NY 10167      Attn: Shafiq Rahman
                                  Attn: Shafiq Rahman     T: (212) 667-0336
                                  T: (212) 667-0336       F: (212) 667-0193
                                  F: (212) 667-0193
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State Street       $ 25,000,000   State Street Bank and   State Street Bank and
Bank and Trust                    Trust Company           Trust Company
Company                           2 Avenue De Lafayette   2 Avenue De Lafayette
                                  Boston, MA  02111       Boston, MA  02111
                                  Attn:  Ms. C.           Attn:  Ms. C. Jaynelle
                                  Jaynelle Landy, T:      Landy, T:  (617)
                                  (617) 662-3677          662-3677
                                  F:  (617) 662-4201      F:  (617) 662-4201
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UBS AG, Stamford   $ 25,000,000   UBS AG, Stamford       UBS AG, Stamford Branch
Branch                            Branch                  677 Washington Blvd.
                                  677 Washington Blvd.    Stamford, CT 06901
                                  Stamford, CT 06901      Attn: Gregory Raue
                                  Attn: Gregory Raue      T: (203) 719-3896
                                  T: (203) 719-3896       F: (203) 719-3898
                                  F: (203) 719-3898
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Wells Fargo        $ 25,000,000   Wells Fargo Bank,       Wells Fargo Bank,
Bank, National                    National Association    National Association
Association                       1445 Ross Avenue, 4th   1445 Ross Avenue, 4th
                                  Floor                   Floor
                                  Dallas, TX  75202       Dallas, TX  75202
                                  Attn:  Scott D. Bjelde  Attn:  Scott D. Bjelde
                                  T:  (512) 336-9153      T:  (512) 336-9153
                                  F:  (512) 336-9154      F:  (512) 336-9154
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TOTAL OF          $ 1,250,000,000
COMMITMENTS